QCR HOLDINGS, INC.

a relationship driven organization®

2013 Financial Presentation

QCR
HOLDINGS, INC.
a relationship driven organization®

FORWARD-LOOKING STATEMENTS

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, descriptions of the financial condition, results of operations, asset and credit quality trends, profitability, projected earnings, future plans, strategies and expectations of QCR Holdings Inc. (the "Company"). The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of complying with those safe harbor provisions. Forward-looking statements, which are based on certain assumptions of the Company, are generally identifiable by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "seek," "target," "potential," "focus," "may," "could," "should" or similar expressions. These forward-looking statements express management's current expectations or forecasts of future events, and by their nature, are subject to risks and uncertainties. Therefore, there are a number of factors that might cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: (i) the effects of future economic, business and market conditions and changes, domestic and foreign, including seasonality; (ii) governmental monetary and fiscal policies; (iii) legislative and regulatory changes, including changes in banking, securities and tax laws and regulations such as the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act and the recently adopted Basel III regulatory capital reforms and their application by the Company's regulators, and changes in the scope and cost of Federal Deposit Insurance Corporation insurance and other coverages; (iv) changes in accounting policies, rules and practices; (v) the risks of changes in interest rates on the levels, composition and costs of deposits, loan demand, and the values and liquidity of loan collateral, securities, and other interest sensitive assets and liabilities; (vi) the failure of assumptions and estimates underlying the establishment of reserves for possible loan losses and other estimates; (vii) changes in borrowers' credit risks and payment behaviors; (viii) changes in the availability and cost of credit and capital in the financial markets;

QCR HOLDINGS, INC.

a relationship driven organization®

FORWARD-LOOKING STATEMENTS - Continued

(ix) changes in the prices, values and sales volumes of residential and commercial real estate; (x) the effects of competition from a wide variety of local, regional, national and other providers of financial, investment and insurance services; (xi) the risks of mergers, acquisitions and divestitures, including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; (xii) changes in technology or products that may be more difficult, costly, or less effective than anticipated; (xiii) the effects of war or other conflicts, acts of terrorism or other catastrophic events, including hurricanes, storms, droughts, tornados and flooding, that may affect economic conditions generally and in the Company's markets; (xiv) the failure of assumptions and estimates used in the Company's reviews of its loan portfolio, the review of its credit grading methods by an independent firm and the Company's analysis of its capital position; and (xv) such other matters as discussed in this presentation or identified in the Company's periodic filings with the Securities and Exchange Commission, particularly those matters described under the heading "Risk Factors" in its Annual Report on Form 10-K for the year ended December 31, 2012. You are cautioned not to place undue reliance on forward-looking statements, which reflect the Company's outlook only and speak only as of the date of this presentation or the dates indicated in the statements. The Company assumes no obligation to update or supplement forward-looking statements. For further information on these and other factors that could impact the Company and the statements contained herein, reference should be made to the Company's filings with the Securities and Exchange Commission.

This presentation is a summary only. The Company is not making any implied or express representation or warranty as to the accuracy or completeness of the information contained herein and expressly disclaims any and all liability that may be based on such information, errors therein or omissions therefrom.

This presentation is neither an offer to sell nor a solicitation of an offer to purchase any securities of the Company. Any offer to sell or solicitation of an offer to purchase securities of the Company will be made only pursuant to such definitive documentation as may be agreed to by the parties.

QCR HOLDINGS, INC.

a relationship driven organization®

NON-GAAP FINANCIAL MEASURES

These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirement of Regulation G, QCR Holdings, Inc. has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

QCR HOLDINGS, INC.
a relationship driven organization®

Table of Contents

QCR HOLDINGS, INC.

a relationship driven organization®

History of QCR Holdings, Inc.

Assets as of September 30, 2013

* De Novo

1993	Founded by Mike Bauer and Doug Hultquist - $14 million IPO
1994	Quad City Bank & Trust* – Currently $1.25 Billion in Assets
1995	Quad City Bancard Formed
2001	Cedar Rapids Bank & Trust* – Currently $651 Million in Assets
2005	Rockford Bank & Trust* – Currently $334 Million in Assets
2005	Quad City Bank & Trust acquires 80% ownership of m2 Lease Funds, LLC
2007	First Wisconsin Bank & Trust* – Milwaukee, WI
2008	Quad City Bancard sells Merchant Acquiring Business
2008	Sale of First Wisconsin Bank & Trust – Milwaukee, WI
2012	Quad City Bank & Trust acquires remaining 20% ownership of m2 Lease Funds, LLC – Currently $127.5 Million in Assets
2013	Quad City Bank & Trust Sells its credit card portfolio & servicing to Fifth Third Bank – January 31, 2013
2013	QCR Holdings acquires Community National Bancorporation and Community National Bank (CNB) on May 13, 2013 – Currently $277 Million in Assets. Consolidated entity now $2.5B in Assets.
2013	Community National Bank merges with Cedar Rapids Bank & Trust on October 26, 2013 and begins operating as a division of Cedar Rapids Bank & Trust under the name Community Bank & Trust. (QCR Holdings sells Mason City, IA branches of CNB to Clear Lake Bank & Trust on October 4, 2013 and Austin, MN branches of CNB to Eastwood Bank on October 11, 2013.)

QCR
HOLDINGS, INC.
a relationship driven organization*

Corporate Overview

QCR Holdings, Inc. - Founded in 1993 Headquartered in Moline, IL

SYMBOL – QCRH

$2.49 Billion in Assets

$1.54 Billion in Loans

$1.74 Billion in Deposits

14 Facilities
Quad City Bank & Trust (5)
Cedar Rapids Bank & Trust (2)
Rockford Bank & Trust (2)
m2 Lease Funds LLC (1)
Community Bank & Trust * (4)

Shares Outstanding:
5.8 Million

Ownership:
Company Benefit Plans 10.3%
Institutional & Mutual Funds 14.4%
Insiders 16.9%



La Crosse
Madison
Milwaukee
Waukesha
Janesville
Racine
Kenosha
Waukegan
Dubuque
Freeport
Chicago
Elgin
Naperville
Joliet
Iowa City
Davenport
Princeton

* Community National Bank (CNB) became Community Bank & Trust effective 10/26/13

QCR HOLDINGS, INC.

a relationship driven organization®

Top 25 MSAs / Iowa and Illinois

MSA	Deposits ($ M)	# of Inst	# of Branches	Total Population	Projected Population Growth	Median Household Income	Projected Median HHI Growth
Chicago-Joliet-Naperville, IL-IN-WI	327,667	210	3,145	9,543,629	1.47%	$ 56,994	19.71%
Saint Louis, MO-IL	64,944	132	938	2,835,935	1.42	51,224	14.43
Omaha-Council Bluffs, NE-IA	25,868	70	341	883,619	5.05	51,810	18.17
Des Moines-West Des Moines, IA	12,553	48	225	585,247	7.53	55,247	21.49
Davenport-Moline-Rock Island, IA-IL	7,718	39	152	383,562	1.81	45,173	19.00
Peoria, IL	6,720	41	162	383,377	1.75	50,315	15.92
Rockford, IL	6,069	24	101	349,061	1.76	48,852	14.43
Cedar Rapids, IA	5,289	38	106	262,680	4.42	50,651	20.37
Champaign-Urbana, IL	4,989	33	104	235,359	2.74	47,127	16.29
Springfield, IL	4,923	27	91	212,755	2.48	50,388	13.55
Ottawa-Streator, IL	3,688	33	86	155,165	(0.49)	46,650	13.13
Iowa City, IA	3,202	21	61	155,912	7.04	52,054	19.72
Waterloo-Cedar Falls, IA	2,960	22	70	170,078	2.48	44,046	21.24
Sioux City, IA-NE-SD	2,909	30	74	143,803	1.30	43,077	20.97
Bloomington-Normal, IL	2,749	26	58	171,166	3.18	56,367	19.65
Dubuque, IA	2,444	10	41	95,669	4.47	46,149	18.69
Ames, IA	2,075	17	38	91,436	5.03	47,863	19.00
Quincy, IL-MO	1,914	20	46	77,631	0.47	41,590	17.41
Kankakee-Bradley, IL	1,879	18	43	114,328	2.15	49,731	15.24
Galesburg, IL	1,871	17	32	70,573	(0.05)	37,347	13.08
Paducah, KY-IL	1,869	15	44	99,213	1.13	38,496	14.64
Decatur, IL	1,834	14	41	111,271	0.30	42,983	17.97
Cape Girardeau-Jackson, MO-IL	1,799	17	47	97,654	3.46	39,827	23.18
Effingham, IL	1,502	11	21	34,536	0.92	45,023	14.56
Sterling, IL	1,438	16	30	58,868	(0.01)	41,101	17.38
High	**327,667**	**210**	**3,145**	**9,543,629**	**7.53%**	**$ 56,994**	**23.18%**
Low	**1,438**	**10**	**21**	**34,536**	**(0.49)**	**$ 37,347**	**13.08**
Medium	**2,960**	**24**	**70**	**155,912**	**1.81**	**$ 47,127**	**17.97**

Source SNL Financial. Deposit data as of June 30, 2013. Growth rates for the period 2012 – 2017.

QCR HOLDINGS, INC.
a relationship driven organization®

Total Consolidated Assets



CAGR 1994-2012 24.77%
CAGR 1994-2007 32.26%
CAGR 2008-2012 6.86%
QCBT (1994)
CRBT (2001)
RB&T (2005)
CNB (2013)
$2,500
$2,000
$1,500
$1,000
$500
$0
Dec.94
Dec.95
Dec.96
Dec.97
Dec.98
Dec.99
Dec.00
Dec.01
Dec.02
Dec.03
Dec.04
Dec.05
Dec.06
Dec.07
Dec.08
Dec.09
Dec.10
Dec.11
Dec.12
June.13

IN MILLIONS OF DOLLARS

QCR HOLDINGS, INC.

a relationship driven organization®

Consolidated Balance Sheet 2009-2013

	As of December 31,								As of September 30,	
	2009		2010		2011		2012		2013	
	(in thousands)									
	Amount	%	Amount	%	Amount	%	Amount	%	Amount	%
Cash, federal funds sold, and interest-bearing deposits	71,806	4%	143,737	8%	100,673	5%	110,488	5%	122,779	5%
Securities	370,520	21%	424,847	23%	565,229	29%	602,239	29%	703,699	28%
Net loans/leases	1,221,815	69%	1,152,174	63%	1,181,956	60%	1,267,462	61%	1,517,321	61%
Other assets	115,505	6%	115,877	6%	118,752	6%	113,541	5%	141,915	6%
TOTAL ASSETS	1,779,646	100%	1,836,635	100%	1,966,610	100%	2,093,730	100%	2,485,714	100%
Noninterest-bearing deposits	207,844	12%	276,827	15%	357,184	18%	450,660	22%	515,365	21%
Interest-bearing deposits	881,479	50%	837,989	46%	848,274	43%	923,454	44%	1,226,467	49%
Total borrowings	542,895	31%	566,059	31%	590,603	30%	547,758	26%	557,513	22%
Other liabilities	21,833	1%	23,189	1%	26,116	1%	31,424	2%	38,416	2%
Total stockholders' equity	125,595	7%	132,571	7%	144,433	7%	140,434	7%	147,953	6%
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	1,779,646	100%	1,836,635	100%	1,966,610	100%	2,093,730	100%	2,485,714	100%

QCR HOLDINGS, INC.

a relationship driven organization®

Summary of Financial Results 2009-2013

	2009	2010	2011	2012	Q3 YTD 2013
			(In thousands)		
Net interest income	$50,662	$49,864	$54,145	$57,649	$47,210
Non-interest income	15,547	15,406	17,462	16,621	18,087 *
Non-interest expense	(46,937)	(48,549)	(50,993)	(52,259)	(46,220) **
Pre-tax pre-provision	19,272	16,721	20,614	22,011	19,077
Provision expense	(16,976)	(7,464)	(6,616)	(4,371)	(3,945)
Income before taxes	2,296	9,257	13,998	17,640	15,132
Income taxes	(247)	(2,449)	(3,868)	(4,534)	(4,010)
Net income	2,049	6,808	10,130	13,106	11,122
Less: net income attributable to non-controlling interests	277	221	438	488	-
Net income attributable to QCR Holdings, Inc.	$1,772	$6,587	$9,692	$12,618	$11,122
Diluted Earnings Per Share (After Preferred Dividends)	$(0.46)	$0.53	$0.92	$1.85	$1.59

* Includes bargain purchase gain on CNB acquisition of $1.8 million
** Includes acquisition and data conversion costs related to CNB acquisition of $1.2 million

QCR HOLDINGS, INC.
a relationship driven organization*

Corporate Overview

Community National Bank Founded in 1997 Headquartered in Waterloo, IA

Acquired by QCRH May 13,2013

COMMUNITY NATIONAL BANK

$ 277 Million in assets

$ 246 Million in deposits

$ 191 Million in loans

8 Facilities

Waterloo, IA (2)
Cedar Falls, IA (2)
Mason City, IA (2)
Austin, MN (2)

Shares Outstanding: 2.09 Million

Community National Bank Q4 2013

- Sale of Mason City Branches ($23MM loans/$55MM deposits)
- Sale of Austin Branches ($32MM loans/$36MM deposits)
- Merger of Charter into Cedar Rapids Bank & Trust

Resulting Proforma
Cedar Rapids Bank & Trust

CEDAR RAPIDS BANK & TRUST

$ 800 Million in assets

$ 570 Million in deposits

$ 540 Million in loans

6 Facilities

Cedar Rapids, IA (2)
Waterloo, IA (2)
Cedar Falls, IA (2)

Community National Bank "brand" continues as:

COMMUNITY BANK & TRUST
A DIVISION OF CEDAR RAPIDS BANK & TRUST

As of 9/30/13

Proforma as of Q4 2013

QCR HOLDINGS, INC.
a relationship driven organization*

Recent Stock Metrics



$17.00
$15.00
$13.00
$11.00
$9.00
$7.00
2009
2010
2011
2012
2013
TBV/Share w/o AOCI
Stock Price
TBV/Share

	2009	2010	2011	2012	2013
Diluted EPS	($0.46)	$0.53	$0.92	$1.85	$1.59*

*For the nine months ended September 30, 2013

QCR Holdings, Inc.
a relationship driven organization®

Focus Areas for Improving Shareholder Value 2013 and 2014

1. Meet EPS expectations
2. Successful integration and conversion of CNB, including cost savings
3. Maintain and improve our Net Interest Margin
4. Maximize SBA/USDA gains on loan sales
5. Grow Wealth Management income
6. Improve liquidity in our stock
7. Drive down efficiency ratio
8. Conversion of Series E preferred stock into common stock by 12/31/13
9. Continue to redeem Small Business Lending Fund preferred stock

QCR Holdings, Inc.

a relationship driven organization®

History of Capital Raises

Oct 1993	IPO of $14M in Common Stock at $10 per share (split adjusted = $4.44 per share today).
Dec 1996	Private Placement of $1M in Preferred Stock at 9.75%
Dec 1997	Private Placement of $1.5M in Preferred Stock at 9.75%
Nov 1998	3 for 2 Common Stock Split
Jun 1999	Private Placement of $12M in Trust Preferred Securities at 9.20% (redemption of $2.5M in Preferred Stock)
Sep 2001	Private Placement of $5M in Common Stock at $11 per share (split adjusted = $7.33 per share today).
Feb 2004	Pooled Trust Preferred ($12M fixed at 6.93%, now floating at at Libor + 2.85%; $8M floating at Libor + 2.85%) (Redemption of $12M at 9.20% TRUPS)
May 2004	3 for 2 Common Stock Split
Dec 2004	Private Placement of $5M in Common Stock at $19.50 per share.
May 2005	Pooled Trust Preferred $5M floating at Libor + 1.80%
Feb 2006	Pooled Trust Preferred $10M fixed at 6.62%, now floating at Libor + 1.55%
Nov 2006	Private Placement of $13.4M in Preferred Stock at 8.00% (Series B)
Dec 2007	Private Placement of $7.5M in Preferred Stock at 9.50% (Series C)
Feb 2009	Treasury Capital Purchase Plan (TCPP) - $38.2M in Preferred Stock at 5% - 521,888 common stock warrants at $10.99
Mar 2010	Private Placement of $2.7M in Subordinated Debt at 6% – 54,000 common stock warrants at $10.00
Jun 2010	Private Placement of $25M in Preferred Stock at 7% (Series E) (redemption of $20.9M in Series B and Series C Preferred Stock)
Sep 2011	Small Business Lending Fund (SBLF) - $40.1M in Preferred Stock at 5% (redemption of $38.2M in TCPP Preferred Stock)
Nov 2011	Buy back of 521,888 TCPP Warrants at a cost of $1.1M
Jun 2012	Partial Redemption of SBLF Preferred Stock($10.2M)
May 2013	Issue 834,715 shares of Common stock for acquisition of CNB

QCR HOLDINGS, INC.
a relationship driven organization®

Capital Plan

- Continue to redeem SBLF organically.
- Convert $25 Million Series E Convertible Preferred to common stock once our common stock price exceeds $17.22 for at least 20 trading days.
  (Conversion in process – 20th day occurred Nov. 18, 2013)
- Continue to grow TCE organically - Series E conversion adds >100bps of TCE.
- Continue to leverage non-common sources of capital to benefit common shareholders.
- Consider a capital raise for additional accretive acquisition opportunities.
- Our capital plan is consistent with the requirements of the new regulatory capital guidelines (Basel III).

QCR Holdings, Inc.
a relationship driven organization®

Strategic Advantages

- 3 distinct (yet similar) operating charters – able to customize solutions by market
- Managed by local veteran bankers, governed by local Board of Directors, local decisions, local solutions, enhanced market specific knowledge
- 3 charters supported by QCRH Group Operations team that delivers operational services in a centralized and efficient manner
- Credit quality better than peers
- Historic growth better than peers
- Top 5 Deposit market share in Quad Cities and Cedar Rapids
- Top 10 Deposit market share in Rockford and Waterloo/Cedar Falls
- High touch service delivered locally by knowledgeable advisors
- Opportunities in Correspondent Banking, Wealth Management, SBA/USDA lending, and m2 Leasing

QCR HOLDINGS, INC.
a relationship driven organization®

Key Differentiator: Correspondent Banking

- Uniquely positioned due to veteran Correspondent bankers on our team.
- Competitively positioned with software, systems and processes.
- Depth of product offerings:

- Online Cash Management	- Image Cash Letter System
- Loan Participations	- Bank Stock Financing
- Safekeeping Services	- Trust and Investment Services
- Credit Card Services	- Fed Funds Lines

- Favorably positioned with market opportunities in Illinois, Iowa and Wisconsin.
- 155 relationships to date with Total Deposits of $224MM at 9/30/13 (non-interest bearing).
- Key competitors exited the market - LaSalle and Bankers Bank of Illinois.
- Total Bank Stock Loans as of 9/30/13 total $48MM, or 3.1% of total loans/leases.

QCR HOLDINGS, INC.
a relationship driven organization®

Key Differentiator: Group Operations

- **Accounting** – John Oakes
- **Customer Service/Item Processing** – Kathy Francque
- **Deposit Operations** – Beth Easterla and John Rodriguez
- **Funds Management** – John McEvoy
- **Human Resources** – Jill DeKeyser
- **Information Technology** – Michael Wyffels and John Rodriguez
- **Internal Audit** – Tim Harding
- **Investment Management** – Rand Westlund
- **Loan Operations** – Pam Goodwin
- **Risk Management** – Shawna Graham

QCR HOLDINGS, INC.
a relationship driven organization®

Key Differentiator: Wealth Management

- As of September 30, 2013: Approximately $1.55 Billion in Trust (and related) accounts and $593 Million in Brokerage (and related) accounts.
- Competitively positioned due to our veteran team of Wealth Management professionals
- Uniquely positioned with software, systems and processes
- Depth of product offerings:

- Financial Planning	- Asset Management
- Trust Services	- Estate Planning
- Brokerage and RIA	- Insurance
- Family Office	- Core Banking and Commercial & Consumer Lending
- Qualified Plans	

- Favorably positioned with market opportunities in western Illinois and eastern Iowa – "big banks are going up market"

QCR Holdings, Inc.
a relationship driven organization*

Key Differentiator:
SBA - USDA Lending

SBA Loans Originated for the Fiscal Year Ending 9/30/13

- Quad City Bank & Trust - 3rd in the state of Iowa for Iowa chartered banks (dollar volume)
- Cedar Rapids Bank & Trust - 2nd in the state of Iowa for Iowa chartered banks (dollar volume)
- Rockford Bank & Trust - 16th in the state of Illinois (dollar volume)
  8th in the state of Illinois (# of loans)

USDA Lending for Fiscal Year Ending 9/30/12*

- Cedar Rapids Bank & Trust - Leader in the state of Iowa (dollar volume)

* 2013 USDA rankings will be released May 2014

QCR Holdings, Inc.

a relationship driven organization®

Key Differentiator: m2 Lease Funds, LLC

- Effective September 2012, Quad City Bank & Trust now owns 100% of m2 Lease Funds, LLC.
- Quad City Bank & Trust acquired 80% ownership August of 2005

	Assets (in millions)	Pre-Tax Earnings	Net Charge-offs to Leases
2006	$ 53.0	$ 875,651	0.14%
2007	$ 68.7	$ 1,421,142	0.78%
2008	$ 79.7	$ 784,424	0.33%
2009	$ 90.6	$ 855,679	1.34%
2010	$ 85.4	$ 852,741	1.01%
2011	$ 98.8	$ 2,069,470	1.18%
2012	$ 109.7	$ 3,367,182	0.64%
2013 *(YTD - AS OF 9/30/13)*	$ 127.5	$ 2,687,442	0.58%

- Key Niches:

  - Marine Equipment
  - Printing
  - Health Care
  - Bakery
  - Machinery/Machine Tools
  - Telecom
  - Office Technology

Thank You

For Your Time Today!

QCR Holdings, Inc.

a relationship driven organization®

Questions

QCR HOLDINGS, INC.

a relationship driven organization®

Appendix

Quad City Bank & Trust

QUAD CITY BANK & TRUST

John H. Anderson, President & CEO

Assets: $1.25 Billion

Population: 380,858

Market Deposits: $7.3 Billion

Davenport, Moline, Rock Island MSA – located on the Mississippi River

Major Employers

Rock Island Arsenal
Deere & Company
Genesis Health Systems
Trinity Regional Health Systems
Tyson Fresh Meats
Alcoa
Kraft
3M
Excelon

National Rankings – Quad Cities

- The Rock Island Arsenal is the largest government-owned military weapons manufacturing arsenal in the United States.
- Alcoa (Quad Cities) is the world's premier aerospace supply plant – the hub of Alcoa's $3B aerospace business
- Quad Cities cost of living is 3.3% lower than the national cost of living.
- Ranked 16th in the nation for high-tech job growth
- Business operating cost (labor, utilities, and taxes) are 20% below other nearby metro's (Minneapolis and Chicago)
- International Headquarters for Deere & Company
- Top 5 Advanced Manufacturing Community

What They're Saying About the Quad Cities

Kiplinger – July 2011: Best Value Cities 2011

Kiplinger reviews 353 U.S. Metropolitan areas for cost of living, median household income, income growth to determine where "best values" exist. The Quad Cities ranks in the top 15% of communities that are touted as offering a vibrant economy, a low cost of living, and plenty of lifestyle amenities.

QCR HOLDINGS, INC.
a relationship driven organization®

Cedar Rapids Bank & Trust

CEDAR RAPIDS BANK & TRUST

Larry J. Helling, President & CEO

Assets: $651 Million

Population: 260,031

Market Deposits: $4.7 Billion

Cedar Rapids MSA

Major Employers

Rockwell Collins
Aegon USA
St. Lukes Hospital
Mercy Medical Center
Whirlpool Corporation
Kirkwood Community College
Quaker Food and Snacks
Cedar Rapids Community Schools
Amana Refrigeration
MCI

National & State Rankings, Cedar Rapids

- Top 12 Best Cities for High Paying Jobs *(Kiplinger, Jan 2012)*
- Top 10 Fourth Economy Community *(Fourth Economy Consulting, Dec 2012)*
- America's Best Cities on the Rise *(Smarter Travel, Sept 2012)*
- Job Growth Topped National Levels by 7% *(Time, Apr 2011)*
- Best Places for Business & Careers *(33 of 200) (Forbes, Jun 2012)*
- Aaa Bond Rating *(Moody's, May 2013)*
- International Headquarters for Rockwell Collins
- U.S. Headquarters for Aegon USA
- Home to 3 of the Top 10 High Schools in the state (US News Oct. 2013)
- Top city in Iowa for "Liveability" and 29th in the country.

What They're Saying About Cedar Rapids

Time Magazine – April 2, 2012 Edition: highlights Cedar Rapids and 10 other cities in "Boomtown USA: A look at growing cities and what's fueling their growth." The article points to Cedar Rapids 6% unemployment rate and the job growth that has topped national levels by 7%.

American.com – April 24, 2012 Edition: highlights Cedar Rapids higher educational attainment and manufacturing growth. Cedar Rapids has the highest GDP growth from 2000 to 2010 of any metro area in the Midwest.

ROCKFORD BANK & TRUST

Thomas D. Budd, President & CEO

Assets: $334 Million

Population: 350,095 *(expected to grow to 552,000 by 2030)*

Market Deposits: $5.2 Billion

Rockford MSA

Major Employers

Rockford Public School District
Swedish American Health Systems
Chrysler (Belvidere Assembly Plant)
Rockford Health Systems
Hamilton Sundstrand
Wal-Mart Stores
Rockford Memorial Hospital
OSF St. Anthony Medical Center
Winnebago County
Woodward, Inc.
UPS

National & State Rankings, Rockford

- Top 10 in the Most Affordable MSA's in America
- Top 10 in the State of Illinois for academic performance
- Fastest growing metro market in the state of Illinois
- Rockford cost of living about 15% lower than the U.S. average
- Considered Illinois' second largest city
- Top 20 "Best Cities for Manufacturing Jobs"
- 6th highest concentration of Aerospace production employmennt in the U.S.

What They're Saying About Rockford

Carter & Burgess – 2012 Study *(National Site Selection Company)*
"Manufacturers of industrial machinery find the Rockford Area to be an ideal location. Several factors come in to play, including the cities highly skilled work force, the availability of highly specialized existing facilities, and a strong, qualified supplier base. The region's central location (close to Chicago, Milwaukee, etc.) and close proximity to key transportation assets (airports, roads, and rails) are an additional benefit. The Rockford Region maintains a much higher concentration of skilled metal – working employees than the national average."

Waterloo-Cedar F

Community Bank & Trust

COMMUNITY BANK & TRUST
A DIVISION OF CEDAR RAPIDS BANK & TRUST

Stacey J. Bentley, President & CEO

Assets: $277 Million

Population: 168,757

Market Deposits: $3.57 Billion

Waterloo-Cedar Falls, MSA

Major Employers

John Deere
Wheaton Franciscan Healthcare
Tyson Fresh Meats
Allen Memorial Hospital
University of Northern Iowa
Target Regional Distribution Center
Area Education Agency 267
Omega Cabinetry Ltd.
CBE Companies, Inc.
Bertch Cabinets

National & State Rankings, Waterloo-Cedar Falls

- Waterloo-Cedar Falls is a Blue Zones Demonstration Community
- Community Bank & Trust became the 1st Iowa bank designated as a Blue Zone Worksite.
- Waterloo is one of 21 metro areas in the nation that are in a state of steady expansion *(Moody's June 2012)*
- Waterloo-Cedar Falls ranks 4th of most liveable bargain markets in the U.S. *(msn.com 2011)*
- The University of Northern Iowa is ranked 2nd in the "Best Regional Universities Midwest" category for public universities *(US News & World Reports, 2013)*

What They're Saying About Waterloo-Cedar Falls

Princeton Review – October 9, 2012: The University of Northern Iowa College of Business Administration holds the highest possible accreditation for business schools worldwide and has been listed among the Princeton Review's Best Business Schools in the World for seven consecutive years.

QCR HOLDINGS, INC.
a relationship driven organization®

Loan Portfolio Composition September 30, 2013

IN MILLIONS OF DOLLARS

TYPE	Dollar Mix	Percent Mix
Commercial & Industrial	$ 471.3	31 %
Non Owner Occupied Commercial Real Estate	405.6	26
Owner Occupied Commercial Real Estate	259.5	17
Residential Real Estate	150.8	10
Direct Financing Leases	121.3	8
Installment and Other Consumer	77.2	5
Commercial Construction/Land Development	49.6	3
	$ 1,535.3	100 %

QCR HOLDINGS, INC.
a relationship driven organization®

Peer Credit Analysis
Non-Performing Assets / Assets

INSTITUTION	TICKER	NPAs / ASSETS %
Peer Group:		
Heartland Financial USA, Inc.	HTLF	2.12
Great Southern Bancorp, Inc.	GSBC	3.83
First Busey Corporation	BUSE	1.02
Enterprise Financial Services Corp	EFSC	1.66
First Financial Corporation	THFF	2.07
Lakeland Financial Corporation	LKFN	1.50
MainSource Financial Group, Inc.	MSFG	1.43
CoBiz Financial Inc.	COBZ	2.34
S.Y. Bancorp, Inc.	SYBT	1.64
Hills Bancorporation	HBIA	1.26
West Suburban Bancorp, Inc.*	WNRP	4.10
German American Bancorp, Inc.	GABC	0.62
Bank of Kentucky Financial Corporation	BKYF	1.78
MidWestOne Financial Group, Inc.	MOFG	1.09
Horizon Bancorp	HBNC	1.48
First Mid-Illinois Bancshares, Inc.	FMBH	0.81
Macatawa Bank Corporation	MCBC	8.10
West Bancorporation, Inc.	WTBA	0.95
Mercantile Bank Corporation	MBWM	4.27
First Business Financial Services, Inc.	FBIZ	1.01
AVERAGE:	-	**2.15**
MEDIAN:	-	**1.57**
QCR HOLDINGS, INC.	**QCRH**	**1.39**

NPAs / TOTAL ASSETS



3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
4Q'08
4Q'09
4Q'10
4Q'11
4Q'12
QCRH
Median

Source: SNL Financial 6/30/13

QCR HOLDINGS, INC.

a relationship driven organization®

Charge-Off Analysis

Charge-off Analysis - Cumulative Effect During Credit Cycle

	NCOs 2008-2013 Q2 ($000)	Gross Loans 12.31.07 ($000)	NCOs / Loans 12.31.07 (%)	"Peak" Loans 2007-2013 Q2 ($000)	NCOs / "Peak" Loans (%)
QCR HOLDINGS, INC. AND SUBSIDIARIES:					
QCR Holdings, Inc.	37,386	1,100,392	3.40%	1,528,643	2.45%
Quad City Bank and Trust Company	17,529	636,711	2.75%	686,974	2.55%
Cedar Rapids Bank & Trust Company	10,444	289,139	3.61%	399,990	2.61%
Rockford Bank and Trust Company	9,008	127,179	7.08%	252,700	3.56%
Community National Bank	8,473	261,244	3.24%	261,244	3.24%
PROXY PEER GROUP:					
Heartland Financial USA, Inc.	136,573	2,276,582	6.00%	2,838,653	4.81%
Great Southern Bancorp, Inc.	199,999	1,838,854	10.88%	2,366,062	8.45%
First Busey Corporation	426,319	3,030,802	14.07%	3,243,375	13.14%
Enterprise Financial Services Corp	117,045	1,641,432	7.13%	2,307,157	5.07%
First Financial Corporation	45,660	1,440,690	3.17%	1,890,716	2.41%
Lakeland Financial Corporation	36,871	1,523,720	2.42%	2,334,700	1.58%
MainSource Financial Group, Inc.	124,761	1,693,678	7.37%	1,995,148	6.25%
CoBiz Financial Inc.	154,163	1,846,327	8.35%	2,031,253	7.59%
S.Y. Bancorp, Inc.	37,514	1,202,208	3.12%	1,667,263	2.25%
Hills Bancorporation	30,075	1,372,304	2.19%	1,742,299	1.73%
West Suburban Bancorp, Inc.	57,155	1,235,548	4.63%	1,247,411	4.58%
German American Bancorp, Inc.	15,108	867,721	1.74%	1,242,964	1.22%
Bank of Kentucky Financial Corporation	46,380	949,714	4.88%	1,195,409	3.88%
MidWestOne Financial Group, Inc.	32,347	401,554	8.06%	1,103,404	2.93%
Horizon Bancorp	35,255	888,852	3.97%	1,190,717	2.96%
First Mid-Illinois Bancshares, Inc.	11,357	746,187	1.52%	913,745	1.24%
Macatawa Bank Corporation	131,859	1,750,632	7.53%	1,774,063	7.43%
West Bancorporation, Inc.	41,451	983,565	4.21%	1,100,735	3.77%
Mercantile Bank Corporation	113,667	1,797,954	6.32%	1,855,768	6.13%
First Business Financial Services, Inc.	22,846	781,487	2.92%	947,915	2.41%
Peer Median	**46,020**	**1,406,497**	**4.75%**	**1,758,181**	**3.82%**
Peer Average	**90,820**	**1,413,491**	**5.52%**	**1,749,438**	**4.49%**

Source: SNL Financial. Data as of June 30, 2013

QCR HOLDINGS, INC.

a relationship driven organization®

QCR Holdings, Inc.
Consolidated Securities Portfolio

Snapshot – As of 9.30.12

Par Value (000s)	572,127
Book Value (000s)	580,358
Market Value (000s)	589,961
Unrealized Gain/Loss (000s)	9,603
Aggregate Gains (000s)	9,686
Aggregate Losses (000s)	(84)
Gain/Loss as Percent of Book Value	1.7%
Yield (Projected Speeds)	2.57%
Yield (1 month CPR)	2.38%
Average life (Projected Speeds)	3.0
Percent in Amortizing Securities	26%
Duration	2.7
Percent AFS	100%

Snapshot – As of 9.30.13

Par Value (000s)	709,462
Book Value (000s)	718,799
Market Value (000s)	696,654
Unrealized Gain/Loss (000s)	(22,145)
Aggregate Gains (000s)	2,542
Aggregate Losses (000s)	(24,687)
Gain/Loss as Percent of Book Value	-3.1%
Yield (Projected Speeds)	2.56%
Yield (1 month CPR)	2.50%
Average life (Projected Speeds)	5.0
Percent in Amortizing Securities	23%
Duration	4.4
Percent AFS	82%

Sector Review – As of 9.30.12

				PROJECTED	
	Book Value	% Total	Gain/Loss	Book Yield	Reprice Term
Agency (Fixed)	340,418	59%	2,705	1.89	1.3
CMO (Fixed)	51,036	9%	1,585	2.74	3.0
Corporate (Fixed)	856	0%	45	5.43	6.1
Corporate (Float)	241	0%	(26)	1.73	0.2
MBS (Fixed)	100,228	17%	2,841	2.86	4.7
Municipal – Tax Exempt	87,082	15%	2,403	4.76	7.2
Municipal – Taxable	498	0%	50	5.45	5.3
TOTAL	**580,358**	**100%**	**9,603**	**2.57**	**2.8**

Sector Review – As of 9.30.13

				PROJECTED	
	Book Value	% Total	Gain/Loss	Book Yield	Reprice Term
Agency (Fixed)	383,073	53%	(15,661)	1.72	3.7
CMO (Fixed)	29,952	4%	311	2.81	4.9
Corporate (Fixed)	1,170	0%	(4)	4.00	6.4
Corporate (Float)	242	0%	1	3.26	0.2
MBS (Fixed)	134,454	19%	(1,472)	2.39	5.6
MBS (Float)	2,008	0%	(29)	1.19	2.8
Municipal – Tax Exempt	157,617	22%	(5,025)	4.67	8.2
Municipal – Taxable	8,938	1%	(260)	3.33	7.4
SBA (fixed)	325	0%	(2)	1.89	2.8
SBA (Float)	1,020	0%	(3)	0.97	0.3
TOTAL	**718,799**	**100%**	**(22,145)**	**2.50**	**5.2**

Source: 9/30/12 and 9/30/13 FTN Financial Report

QCR HOLDINGS, INC.

a relationship driven organization®

QCR Holdings, Inc.
Consolidated Wholesale Funding

	September 30, 2013	December 31, 2012
	(dollar amounts in thousands)	
Brokered time deposits	$ 63,101	$ 45,320
Federal Home Loan Bank advances	205,350	202,350
Structured repurchase agreements	130,000	130,000
Total Wholesale Funding	**$ 398,451**	**$ 377,670**

	September 30, 2013		December 31, 2012	
Maturity:	Amount Due	Weighted Average Interest Rate at Quarter-End	Amount Due	Weighted Average Interest Rate at Year-End
Year ending December 31:	*(dollar amounts in thousands)*			
2013	$ 18,500	1.07%	$ 34,508	1.29%
2014	72,380	1.75	39,170	2.88
2015	36,000	2.22	66,000	2.59
2016	63,454	3.91	85,992	3.72
2017	48,075	3.57	46,000	3.70
Thereafter	160,042	3.28	106,000	3.66
Total Wholesale Funding	**$ 398,451**	**2.89**	**$ 377,670**	**3.20**



QCR Holdings, Inc. Executive Management Team

LEFT TO RIGHT

Back Row *(standing)*

Rand Westlund
John McEvoy
Charlie Bullock
Larry Helling
Doug Hultquist
Tom Budd
Bill Tank
Todd Gipple
John Rodriguez

Front Row *(seated)*

John Engelbrecht
Shawna Graham
John Anderson
Cathie Whiteside
Jill DeKeyser
Michael Wyffels

NOT PICTURED

Stacey Bentley
Rich Couch

OUR MISSION:

QCR Holdings, Inc. will be the premier provider of financial services to businesses and individuals for whom relationships matter, in markets where we can excel.

QCR HOLDINGS, INC.

a relationship driven organization®

Executive Management Team

DOUGLAS M. HULTQUIST, CPA
President and Chief Executive Officer
36 Years in Banking/Financial Services

TODD A. GIPPLE, CPA
Executive Vice President,
Chief Operating Officer and
Chief Financial Officer
28 Years in Banking/Financial Services

JOHN H. ANDERSON
President and Chief Executive Officer,
Quad City Bank and Trust Company
Chief Deposit Officer, QCR Holdings, Inc.
27 Years in Banking/Financial Services

STACEY J. BENTLEY
President and Chief Executive Officer,
Community Bank & Trust
34 Years in Banking/Financial Services

THOMAS D. BUDD
President and Chief Executive Officer,
Rockford Bank and Trust Company
27 Years in Banking/Financial Services

CHARLES S. BULLOCK
Executive Vice President,
Rockford Bank and Trust Company
42 Years in Banking/Financial Services

RICH W. COUCH
President and Chief Executive Officer
m2 Lease Funds, LLC
26 Years in Banking/Financial Services

JILL A. DEKEYSER
Senior Vice President,
Director of Human Resources
10 Years in Banking/Financial Services

JOHN R. ENGELBRECHT, MBA
President and Chief Executive Officer,
m2 Lease Funds, LLC
39 Years in Banking/Financial Services

**SHAWNA M. GRAHAM,
CBA, CIA, CISA, CRP, MBA, CCBCO**
Senior Vice President,
Director of Risk Management
25 Years in Banking/Financial Services

LARRY J. HELLING
President and Chief Executive Officer, Cedar Rapids Bank
and Trust Company Executive Vice President and Chief
Lending Officer, QCR Holdings, Inc.
34 Years in Banking/Financial Services

JOHN R. McEVOY, JR.
Executive Vice President,
Chief Operations Officer & Cashier
Quad City Bank and Trust Company
37 Years in Banking/Financial Services

JOHN A. RODRIGUEZ, CCM
Executive Vice President,
Deposit Operations/Information Services
31 Years in Banking/Financial Services

WILLIAM M. TANK, MBA
Executive Vice President,
Chief Credit Officer
35 Years in Banking/Financial Services

M. RANDOLPH WESTLUND, CFA
Executive Vice President,
Chief Investment Officer
26 Years in Banking/Financial Services

CATHIE S. WHITESIDE, MBA
Executive Vice President,
Corporate Strategy, Human Resources
and Branding
6 Years in Banking/Financial Services

MICHAEL J. WYFFELS
Senior Vice President,
Chief Technology Officer
24 Years in Banking/Financial Services